CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2012

Date of Report

(Date of Earliest Event Reported)

PHOENIX MEDICAL SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	333-142979	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

604 Creekview

Ovilla, Texas 75154

(Address of principal executive offices (zip code))

(800) 843-8179

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01 Other Events

Explanatory Note

On April 13, 2012 Phoenix Medical Software, Inc. (“Phoenix”) filed a Form 20-F, the Annual and Transition Report of a Foreign Private Issuer, for the year ended December 31, 2011.

Phoenix is domiciled in the Cayman Islands and as such files a Form 20-F and as it has no operations and minimal expenses it has elected not to voluntarily file quarterly reports.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Phoenix Medical Software, Inc.

By: /s/ P. Morgan McCune

P Morgan McCune

Chief Executive Officer

Dated: May 15, 2012